Exhibit 99.1

Clubhouse Media Group Announces Ticker and Corporate Name Change Effective January 20, 2021

LOS ANGELES, CA, January 21, 2021 – Clubhouse Media Group, Inc. (OTCMKTS:CMGR) (“Clubhouse Media” or the “Company”), an influencer-based marketing and media firm with a global aggregate social media reach of over 100 million followers, is pleased to report that, effective January 20, 2021, its corporate name has changed to Clubhouse Media Group, Inc. (from Tongji Healthcare Group, Inc.), and its stock symbol has changed to CMGR (from TONJ).

“As an emerging leader in the influencer-based social media marketing space, with extensive commercial interests and growing cash flows, we are now manifestly active under a business model that has no relationship to the Company’s prior name and stock symbol,” remarked Chris Young, Co-Founder of Clubhouse Media. “This shift, while superficial, is significant in that it will allow us to present a more cohesive picture to the investment community, which we believe will ultimately play a substantive role in delivering shareholder value.”

The Company’s prior corporate name and stock symbol were tied to a former operational model in the healthcare space. However, since acquiring Clubhouse Media Group in August 2020, the Company has undergone a wholesale management and business model change. Over recent months, as the Clubhouse Media influencer team has expanded its reach to over 100 million followers across multiple social media platforms, the Company has also generated extensive coverage in traditional media under its new identity.

Given these advances, management believed the Company’s prior market identity no longer reflected a coherent picture. The new corporate name and stock symbol will create a far more internally coherent narrative platform as the Company develops deeper relationships with new partners, clients, stakeholders, and customers, as well as with the wider investment community.

About Clubhouse Media

We believe Clubhouse Media represents the future of influencer media and marketing, with a global network of professionally run content houses, each of which has its own brand, influencer cohort and production capabilities. Clubhouse Media offers management, production and deal-making services to its handpicked influencers, a management division for individual influencer clients, and an investment arm for joint ventures and acquisitions for companies in the social media influencer space. Clubhouse Media’s management team consists of successful entrepreneurs with financial, legal, marketing, and digital content creation expertise.

FORWARD-LOOKING STATEMENTS: This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance.

Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.

Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. Any forward-looking information provided in this release should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this report.

Media Contact

Natalie Yallouz // clubhouse@mprm.com

Emily Merkley // clubhouse@mprm.com

Kim Gutierrez // clubhouse@mprm.com

Corporate Contact

Simon Yu, MBA

Phone: +1-702-479-3016

Investor Relations

Tiger Marketing & Branding Agency

info@TigerGMP.com